UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2021

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(844) 933-3627
(Registrant’s telephone number, including area code)
Silver Spike Acquisition Corp.
660 Madison Ave., Suite 1600
New York, New York 10065
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03, 5.05 and 8.01 of Form 8-K.

On June 16, 2021 (the “Closing Date”), WM Technology, Inc., a Delaware corporation (the “Company” or “WM Technology”) (f/k/a Silver Spike Acquisition Corp. (“Silver Spike”)), consummated the previously announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated December 10, 2020 (the “Merger Agreement”), by and among Silver Spike, Silver Spike Merger Sub LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Silver Spike (“Merger Sub”), WM Holding Company, LLC, a Delaware limited liability company (when referred to in its pre-Business Combination (as defined below) capacity, “Legacy WMH”), and Ghost Media Group, LLC, a Nevada limited liability company, solely in its capacity as the initial holder representative (the “Holder Representative”). The Company’s shareholders approved the business combination (the “Business Combination”) and the change of Silver Spike’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation formed under the laws of the State of Delaware (the “Domestication”) at a special meeting of stockholders held on June 10, 2021 (the “Second Special Meeting”). Prior to the Second Special Meeting, the Company’s shareholders approved an amendment to the Amended and Restated Memorandum and Articles of Association of the Company to extend the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, the Company must (i) cease all operations except for the purpose of winding up, (ii) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on August 19, 2019 and (iii) liquidate and dissolve, from February 12, 2021 to July 10, 2021 at a special meeting of stockholders held on January 13, 2021 (the “First Special Meeting”). In connection with the First Special Meeting, the Second Special Meeting and the Business Combination, holders of 11,437 Silver Spike’s Class A ordinary shares (“Class A Ordinary Shares”), or 0.05% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of $116,314.29.

Pursuant to the terms of the Merger Agreement, the Business Combination was effected through the merger (the “Merger”) of Merger Sub with and into Legacy WMH, with Legacy WMH surviving as a subsidiary of Silver Spike (when referred to in its post-Business Combination capacity, “WMH LLC”). On the Closing Date, the Company changed its name from Silver Spike Acquisition Corp. to WM Technology, Inc.

Upon the consummation of the Domestication, each of Silver Spike’s currently issued and outstanding Class A Ordinary Shares and Class B ordinary shares (“Class B Ordinary Shares”) automatically converted by operation of law, on a one-for-one basis, into shares of Class A common stock of the Company (“Class A Common Stock”). Similarly, all of Silver Spike’s outstanding warrants became warrants to acquire shares of Class A Common Stock, and no other changes were made to the terms of any outstanding warrants.

The Business Combination was accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allowed the Legacy WMH equity holders to retain their equity ownership in WMH LLC, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of WMH LLC Class A units (“Class A Units”) and WMH LLC Class P units (“Class P Units”) and provides potential future tax benefits for both the Company and the WMH LLC equity holders when they ultimately exchange their pass-through interests for shares of Class A Common Stock. The Company is a holding company, and immediately after the consummation of the Business Combination, its principal asset is its ownership interest and managing member interest in WMH LLC.

A description of the Business Combination and the terms of the Merger Agreement are included in the final prospectus and definitive proxy statement, dated May 25, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 160 of the Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

On December 10, 2020, a number of purchasers subscribed to purchase from the Company an aggregate of 32,500,000 shares of the Company’s Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $325,000,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”). The sale of PIPE Shares was consummated concurrently with the Closing. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “The Business Combination—Related Agreements—PIPE Subscription Agreement” beginning on page 125 of the Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of the form of which is attached hereto as Exhibit 10.4, which is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreement

The Company, WMH LLC and the WMH LLC equity holders entered into an exchange agreement (the “Exchange Agreement”) at the time of the Business Combination. The terms of the Exchange Agreement provide the WMH LLC equity holders (or certain permitted transferees thereof) with the right from time to time at and after 180 days following the Business Combination to exchange their Class A Units (together with an equal number of shares of Class V common stock of the Company (the “Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”)) for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications, and to exchange their vested Class P Units for shares of Class A Common Stock with a value equal to the value of such Class P Units less their participation threshold, or, in each case, at the Company’s election, the cash equivalent of such shares of Class A Common Stock. A description of the Exchange Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Business Combination—Related Agreements—Exchange Agreement” beginning on page 122 of the Proxy Statement/Prospectus.

The foregoing description of the Exchange Agreement is qualified in its entirety by the full text of the form of Exchange Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, Silver Spike Sponsor, LLC (“Silver Spike Sponsor”) and certain WMH LLC equity holders entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). The terms of the Amended & Restated Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination—Related Agreements—Amended and Restated Registration Rights Agreement” beginning on page 123 of the Proxy Statement/Prospectus.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Tax Receivable Agreement

Upon the consummation of the Business Combination, the Company, the Holder Representative and the Class A Unit holders entered into the tax receivable agreement, (the “Tax Receivable Agreement”). The terms of the Tax Receivable Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination—Related Agreements— Tax Receivable Agreement” beginning on page 124 of the Proxy Statement/Prospectus.

The foregoing description of the Tax Receivable Agreement is qualified in its entirety by the full text of the Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

Amended Operating Agreement

Concurrently with the Closing, the Legacy WMH operating agreement was amended and restated in its entirety to become the Fourth Amended and Restated Operating Agreement (the “Amended Operating Agreement”). The terms of the Amended Operating Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination—Related Agreements— Amended Operating Agreement” beginning on page 125 of the Proxy Statement/Prospectus.

The foregoing description of the Amended Operating Agreement is qualified in its entirety by the full text of the Amended Operating Agreement, a copy of which is attached hereto as Exhibit 4.6 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in WMH  LLC. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and in documents incorporated herein by reference may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K and in documents incorporated herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (many of which are difficult to predict and beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	changes in domestic and foreign business, market, financial, political and legal conditions;

●
the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the outcome of any legal proceedings against the Company;

●	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

●	future global, regional or local economic and market conditions affecting the cannabis industry;

●	the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry;

●	the Company’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets;

●
the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and the Company’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers; the effects of competition on the Company’s future business;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	developments and projections relating to the Company’s competitors and industry;

●	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

●	expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding for its future operations;

●	the Company’s business, expansion plans and opportunities;

●	the outcome of any known and unknown litigation and regulatory proceedings; and

●
other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 55 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of Silver Spike and Legacy WMH prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Business of Silver Spike” beginning on page 199 and “Business of WMH” beginning on page 201 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 55 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019 for Legacy WMH is included in the Proxy Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial and Operating Data of WMH” beginning on page 49 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2021 of Legacy WMH have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page FS-18 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy WMH as of and for the year ended December 31, 2020 and the related notes included in the Proxy Statement/Prospectus beginning on page F-3 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy WMH prior to the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of WMH” beginning on page 218 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management After the Business Combination” and “Executive Compensation” beginning on page 243 and page 250, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Directors

Upon the Closing, the size of the board of directors of the Company (the “Board”) was set at nine members. Upon the Closing, each of William Healy, Orrin Devinsky, Richard M. Goldman and Kenneth H. Landis resigned as directors of the Company, and each of Tony Aquila, Christopher Beals, Douglas Francis, Brenda Freeman, Olga Gonzalez, Scott Gordon, Justin Hartfield and Fiona Tan were elected to serve as directors on the Board. In addition, there was one vacancy on the Board upon the Closing.

Mr. Beals and Ms. Tan were appointed to serve as Class I directors, with terms expiring at the Company’s 2021 annual meeting of stockholders; Mr. Aquila, Mses. Freeman and Gonzalez were appointed to serve as Class II directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; and Messrs. Francis, Gordon and Hartfield were appointed to serve as Class III directors, with terms expiring at the Company’s 2023 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Executive Officers and Directors” beginning on page 243 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company other than Messrs. Beals and Francis qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective upon the consummation of the Business Combination, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective upon the consummation of the Business Combination, the Board appointed Mses. Gonzalez, Freeman and Mr. Gordon to serve on the Audit Committee, with Ms. Gonzalez as chair of the Audit Committee. The Board appointed Messrs. Aquila, Gordon and Francis to serve on the Compensation Committee, with Messr. Aquila as chair of the Compensation Committee. The Board appointed Mses. Tan and Freeman to serve on the Nominating and Corporate Governance Committee, with Ms. Freeman as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective upon the consummation of the Business Combination, the Board appointed the following individuals as the Company’s executive officers: Christopher Beals to serve as Chief Executive Officer, Steven Jung to serve as Chief Operations Officer, Arden Lee to serve as Chief Financial Officer, Juanjo Feijoo to serve as Chief Marketing Officer, Justin Dean to serve as Chief Technology Officer and Brian Camire to serve as General Counsel. Effective upon the consummation of the Business Combination, each of Scott Gordon, William Healy and Gregory M. Gentile resigned as the Chief Executive Officer, President and Chief Financial Officer, respectively. The biographical information for the new executive officers set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 243 of the Proxy Statement/Prospectus, is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Prospectus in the sections entitled “Executive Compensation—Director Compensation” beginning on page 253 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of Company’s executive officers is set forth in the Proxy Statement in the section entitled “Executive Compensation” beginning on page 250 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the offer letters of Messrs. Beals, Dean and Jung, copies of which are attached hereto as Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11, respectively, and incorporated herein by reference.

Strategic Advisor Agreement

In connection with the Closing, Mr. Jung entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Ghost Management Group, LLC (“Ghost Management”), an indirect subsidiary of the Company. Pursuant to the Strategic Advisor Agreement, Mr. Jung’s last day of active employment in his current role as President and Chief Operating Officer of the Company and Ghost Management will be June 30, 2021, and he will transition to a paid employee advisory role from July 1, 2021 through July 6, 2022 (the “Advisory Services Period”). The Strategic Advisor Agreement provides for Mr. Jung to be paid his regular salary during the Advisory Services Period and the continued vesting of the Class P units of WMH LLC held by Mr. Jung during the Advisory Services Period, each subject to a maximum aggregate amount, and a general release of claims in favor of Ghost Management.

The foregoing description of the Strategic Advisor Agreement is qualified in its entirety by the full text of the Strategic Advisor Agreement, a copy of which is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of the Company’s Common Stock as of the Closing Date, after giving effect to the Closing, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors;

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 129,240,912 shares of the Company’s Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Class A Common Stock upon (i) the exercise of 19,500,000 warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Warrants”) to purchase an aggregate of 19,500,000 shares of Class A Common Stock or (ii) the exchange of Class P Units. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class A Common Stock.

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class V Common Stock Beneficially Owned	Combined Total Voting Power
Directors and Named Executive Officers:
Christopher Beals	—	6,166,819	4.8%
Justin Dean	—	—	—
Steven Jung	—	—	—
Tony Aquila(2)	5,000,000	—	3.9%
Douglas Francis(3)	—	27,700,849	21.4%
Justin Hartfield(4)	—	29,328,310	22.7%
Scott Gordon	—	—	—
Fiona Tan	—	—	—
Olga Gonzalez	—	—	—
Brenda Freeman	—	—	—
All Directors and Executive Officers of the Company as a Group (10 Individuals)	5,000,000	54,726,787	46.2%

Five Percent Holders:
Silver Spike Sponsor, LLC(5)	9,750,000	—	7.5%
Ghost Media Group, LLC(3)(4)	—	8,469,191	6.6%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 41 Discovery, Irvine, California 92618.

(2)
Includes 5,000,000 shares in the aggregate of shares of Class A Common Stock held by AFV Partners SPV-5 LLC (“AFV 5”), AFV Partners SPV-6 LLC (“AFV 6”) and a controlled affiliated entity of Tony Aquila upon the completion of the business combination pursuant to the PIPE subscription financing. Mr. Aquila is the Chairman and CEO of AFV Partners LLC, which exercises ultimate voting and investment power with respect to the shares held by AFV 5 and AFV 6. Furthermore, Mr. Aquila will personally hold a portion of the shares of Class A Common Stock and will be the sole member with ultimate voting and investment power with respect to the shares held by the controlled entity to be formed to hold the shares of Class A Common Stock. As such, Mr. Aquila may be deemed to be a beneficial owner of the shares held by AFV 5, AFV 6 and the controlled affiliated entity. The business address of the reporting person is 2126 Hamilton Road Suite 260, Argyle, TX 76226.

(3)
Includes 17,162,485 shares of Class V Common Stock held by Mr. Francis, 8,469,191 shares of Class V Common Stock held by Ghost Media Group, LLC, 600,618 shares of Class V Common Stock held by Genco Incentives, LLC and 1,468,555 shares of Class V Common Stock held by WM Founders Legacy I, LLC. Ghost Media Group, LLC is controlled by Messrs. Francis and Hartfield and WM Founders Legacy I, LLC and Genco Incentives, LLC are controlled by Mr. Francis. Accordingly, Mr. Francis may be deemed to be a beneficial owner of the Class A Units held by Ghost Media Group, LLC, Genco Incentives, LLC and WM Founders Legacy I, LLC.

(4)
Includes 19,288,160 shares of Class V Common Stock held by Mr. Hartfield, 8,469,191 shares of Class V Common Stock held by Ghost Media Group, LLC and 1,570,959 shares of Class V Common Stock held by WM Founders Legacy II, LLC. Ghost Media Group, LLC is controlled by Messrs. Hartfield and Francis and WM Founders Legacy II, LLC is controlled by Mr. Hartfield. Accordingly, Mr. Hartfield may be deemed to be a beneficial owner of the shares held by Ghost Media Group, LLC and WM Founders Legacy II, LLC.

(5)
Includes 6,250,000 shares of Class A common stock held by Silver Spike Sponsor, LLC and 3,500,000 shares of Class A common stock held by Silver Spike Opportunities I, LLC (the “SPV”). Silver Spike Sponsor, LLC and Silver Spike Capital, LLC, the manager of the SPV, are both controlled by Silver Spike Holdings, LP. Accordingly, Silver Spike Holdings, LP may be deemed to be a beneficial owner of the shares held by Silver Spike Sponsor, LLC and the shares held by the SPV.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section entitled “Certain WMH Relationships and Related Party Transactions” beginning on page 259 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section “Annex I—Silver Spike’s Annual Report on Form 10-K/A, filed with the SEC on May 12, 2021” on page I-52 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Prior to the Business Combination, the Class A Common Stock and the Warrants were historically quoted on The Nasdaq Stock Market under the symbols “SSPKU” and “SSPKW,” respectively. On June 16, 2021, the Class A Common Stock and Warrants began trading on The Nasdaq Global Select Market under the new trading symbols “MAPS” and “MAPSW,” respectively.

As of the Closing Date and following the consummation of the Business Combination, the Company had 63,738,563 shares of Class A Common Stock issued and outstanding held of record by 70 holders, 65,502,347 shares of Class V Common Stock issued and outstanding held of record by 23 holders and 19,499,993 Warrants outstanding held of record by two holders. No market exists for the Class V Common Stock.

On June 16, 2021, in connection with the Closing, all of the units previously issued by Silver Spike separated into their component parts of one share of Class A Common Stock and one half (1/2) of one Warrant to purchase one share of Class A Common Stock, and the units ceased trading on The Nasdaq Capital Market.

Dividends

The Company has not paid any cash dividends on the Class A Ordinary Shares, Class A Common Stock or Class V Common Stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements, general financial condition, contractual restrictions and other factors that the Board may deem relevant and will be within the discretion of the Board at such time. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Class A Common Stock

A description of the Class A Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities—Authorized and Outstanding Stock—Class A Common Stock” beginning on page 261 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities—Warrants” beginning on page 263 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Limitation of Liability and Indemnification” beginning on page 248 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Business Combination Agreement and Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The issuance of Class A Common Stock upon automatic conversion of Class B ordinary shares at the Closing and the issuance of Class V Common Stock to WMH LLC equity holders have not been registered under the Securities Act in reliance on the exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 16, 2021, the Board approved the engagement of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Baker Tilly served as the independent registered public accounting firm of Legacy WMH prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on the Closing Date that it would be dismissed and replaced by Baker Tilly as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s balance sheets as of December 31, 2020 and 2019, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from June 7, 2019 (inception) to December 31, 2019, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company's ability to continue as a going concern.

During the period from June 7, 2019 (inception) to December 31, 2020 and the subsequent interim period through June 21, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

During the period from June 7, 2019 (inception) to December 31, 2020, and the interim period through March 31, 2021, the Company did not consult Baker Tilly with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Baker Tilly that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Business Combination , a change of control of Silver Spike has occurred, and the stockholders of Silver Spike as of immediately prior to the Closing held 49.3% of the outstanding voting power and shares of Common Stock immediately following the Closing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

WM Technology, Inc. 2021 Equity Incentive Plan

At the Second Special Meeting, the stockholders of the Company considered and approved the WM Technology, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the board of directors of Silver Spike on December 9, 2020, and on the Closing Date, the Board ratified the approval of the 2021 Plan. The 2021 Plan became effective immediately upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 11—The Equity Incentive Plan Proposal” beginning on page 174 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

WM Technology, Inc. 2021 Employee Stock Purchase Plan

At the Second Special Meeting, the stockholders of the Company considered and approved the WM Technology, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP was previously approved, subject to stockholder approval, by the board of directors of Silver Spike on December 9, 2020, and on the Closing Date, the Board ratified the approval of the 2021 ESPP. The 2021 ESPP became effective immediately upon the Closing.

A description of the 2021 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 12—The Employee Stock Purchase Plan Proposal” beginning on page 180 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 160 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Legacy WMH as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-18 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of WMH as of and for the year ended December 31, 2021 and December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-3 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Silver Spike as of March 31, 2021 and for the three months ended March 31, 2021 and 2010 and the related notes are included in the Proxy Statement/Prospectus beginning on page J-1 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Silver Spike as of and for the year ended December 31, 2020 and December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page I-82 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1+
Agreement and Plan of Merger, dated December 10, 2020, by and among Silver Spike, Merger Sub, WMH, and the Holder Representative named therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 10, 2020).

3.1	Certificate of Incorporation of the Company, dated June 15, 2021.
3.2	Amended and Restated Bylaws of the Company, dated June 16, 2021.
4.1	Form of Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3
Warrant Agreement, dated August 7, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 filed on Silver Spike’s Current Report on Form 8-K, filed by the Company on August 12, 2019).

10.1	Exchange Agreement, dated as of June 16, 2021, by and among the Company, Silver Spike Sponsor and the other parties thereto.
10.2	Tax Receivable Agreement, dated as of June 16, 2021, by and among the Company and the other parties thereto.
10.3	Fourth Amended and Restated Operating Agreement of WMH LLC.
10.4	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 10, 2020).
10.5	Amended and Restated Registration Rights Agreement, dated as of June 16, 2021, by and among the Company, Silver Spike Sponsor and the other parties thereto.
10.6#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.7#	WM Technology, Inc. 2021 Equity Incentive Plan.
10.7(a)#	Form of Stock Option Grant Notice.
10.7(b)#	Form of RSU Award Grant Notice.
10.8#	WM Technology, Inc. 2021 Employee Stock Purchase Plan.
10.9#	Offer letter by and between Ghost Management Group, LLC and Christopher Beals, dated July 31, 2015.
10.10#	Offer letter by and between Ghost Management Group, LLC and Justin Dean, dated October 3, 2018.
10.11#	Offer letter by and between Ghost Management Group, LLC and Steven Jung, dated May 17, 2017.
10.12	Lease by and between the Irvine Company LLC and Ghost Media Group, LLC, dated November 11, 2013, as amended.
10.13
First Amendment to Lease and Consent to Assignment by and between Discovery Business Center LLC, as successor-in-interest to the Irvine Company LLC, and Ghost Management Group, LLC, as successor-in-interest to Ghost Media Group, LLC, dated January 27, 2016.

10.14	Second Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated April 7, 2017.
10.15	Third Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated December 29, 2017.
10.16	Fourth Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated May 3, 2018.
10.17	Strategic Advisor Agreement, by and between the Company and Steven Jung, dated June 21, 2021.
16.1	Letter from Marcum LLP to the SEC, dated June 21, 2021.
21.1	List of Subsidiaries
99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021

WM TECHNOLOGY, INC.

By:	/s/ Arden Lee
Arden Lee
Chief Financial Officer